Dividends (Tables)	6 Months Ended
Jun. 30, 2026
Interim Financial Reporting [Abstract]
Disclosure of dividends announced and paid [Table Text Block]
Dividends payable
bp today announced an interim dividend of 8.660 cents per ordinary share which is expected to be paid on 18 September 2026 to ordinary shareholders and American Depositary Share (ADS) holders on the register on 14 August 2026. The ex-dividend date will be 13 August 2026 for ordinary shareholders and 14 August 2026 for ADS holders. The corresponding amount in sterling is due to be announced on 8 September 2026, calculated based on the average of the market exchange rates over three dealing days between 2 September 2026 and 4 September 2026. Holders of ADSs are expected to receive $0.5196 per ADS (less applicable fees). The board has decided not to offer a scrip dividend alternative in respect of the second quarter 2026 dividend. Ordinary shareholders and ADS holders (subject to certain exceptions) will be able to participate in a dividend reinvestment programme. Details of the second quarter dividend and timetable are available at bp.com/dividends and further details of the dividend reinvestment programmes are available at bp.com/drip.

	Second	Second	First	First
	quarter	quarter	half	half
	2026	2025	2026	2025
Dividends paid per ordinary share
cents	8.320	8.000	16.640	16.000
pence	6.184	5.899	12.410	12.075
Dividends paid per ADS (cents)	49.92	48.00	99.84	96.00